EXHIBIT 10.2

                                             December 28, 1999


UNITED RETAIL GROUP, INC.
UNITED RETAIL INCORPORATED
365 West Passaic Street
Rochelle Park, NJ  07662

We refer to the Financing Agreement by and among United Retail Group, Inc. ("URGI"), United Retail Incorporated ("URI" and together with URGI the "Companies"), the CIT Group/Business Credit, Inc., as Agent and Lender, FirsTrust Bank, as lender and other parties hereafter becoming Lenders thereunder, dated August 15, 1997, as amended (herein the "Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings specified therein unless otherwise specifically defined herein.

This letter is to confirm that pursuant to mutual consent and understanding, effective as of the date hereof, the Agreement shall be amended as follows:

1. The following definition shall be, and hereby is, included in Section 1 of the Agreement:

      "PERMITTED INVESTMENTS shall mean any of the following investments:
       ---------------------

            a. marketable direct obligations issued by, or unconditionally guaranteed by, or insured by the United States of America or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within three years from the date of acquisition thereof;

            b. marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having a rating of at least A-1 or the equivalent thereof from either Standard & Poors Ratings Group or P-1 or the equivalent thereof from Moody's Investors Services, Inc.;

            c. commercial paper maturing no more than nine months from the date of acquisition thereof and, at the time of acquisition, having a rating of at least A-1 or the equivalent thereof from Standard & Poor's Ratings Group or at least P-1 or the equivalent thereof from Moody's Investors Service, Inc.;

            d. corporate notes maturing no more than nine months from the date of acquisition thereof and, at the time of acquisition, having a rating of at least A or the equivalent thereof from Standard & Poors Rating Group or at least A-2 or the equivalent thereof from Moody's Investors Service, Inc.;

            e. certificates of deposit (including those denominated in Euro Dollars), time deposits or acceptances maturing within ninety days from the date of acquisition thereof issued by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia or any United States branch of a foreign bank having at the calendar year-end immediately preceding the date of acquisition thereof combined capital and surplus of not less than $500,000,000 which has or, the holding company of which has at the date of acquisition thereof, a commercial paper rating meeting the requirement specified in clause (c) above;

            f. repurchase obligations with a term of not more than ninety days for underlying securities of the types described in clause (a) above entered into with any bank meeting the qualifications specified in clause (e) above;

            g. preferred stock issued by corporations which provides for 30 days redemption rights to the holder and which, at the time of acquisition, has a rating of at least A or the equivalent thereof from Standard & Poors Rating Group or at least A-2 or the equivalent thereof from Moody's Investor Service, Inc.; and

            h. investments in mutual funds having assets in excess of $500,000,000 at the calendar year-end immediately preceding the date of acquisition thereof (and which provide for 30 day redemption rights) which invest substantially all of their assets in securities of the types described in clauses (a) through (g) above.

2. The following shall be, and hereby is, included at the end of Paragraph 8 H, Section 6 of the Agreement:

      "and (iii) Permitted Investments;"

Except as herein specifically provided, the Agreement remains in full force and effect in accordance with its terms and no other changes in the terms or provisions of the Agreement is intended or implied. If you are in agreement with the foregoing, please so indicate by signing and returning to us the enclosed copy of this letter.

                                 Very truly yours,

                                 THE CIT GROUP/BUSINESS CREDIT, INC., as
                                 Agent and Lender

                                 By: /s/ Karen Hoffman
                                     ---------------------------------------
                                 Title:   Vice President

                                 FIRSTRUST BANK, as Lender

                                 By: /s/  Kent Nelson
                                     ---------------------------------------
                                 Title:   Vice President


Read and Agreed to:

UNITED RETAIL GROUP, INC.

By: /s/ Jon Grossman
    ----------------------------
Title: Vice President - Finance


UNITED RETAIL INCORPORATED


By:  /s/ Kenneth P. Carroll
   ------------------------------
Title:  President